Neuberger Berman Advisers Management Trust®
Mid Cap Growth Portfolio

Supplement to the Summary Prospectuses and Prospectuses, each dated May 1, 2021, as amended and supplemented

Effective immediately, Jennifer Blachford has been added as an Associate Portfolio Manager, and Chad Bruso and Trevor Moreno have been promoted from Associate Portfolio Managers to Portfolio Managers, of Mid Cap Growth Portfolio (the “Fund”).

As such, effective immediately, the Fund’s Summary Prospectuses and Prospectuses are revised as follows:

   (a)  The “Portfolio Managers” section of the Summary Prospectuses and Prospectuses for the Fund is deleted and replaced with the following:

The Fund is co-managed by Portfolio Managers Kenneth J. Turek (Managing Director of the Manager), Chad Bruso (Senior Vice President of the Manager), Trevor Moreno (Senior Vice President of the Manager) and Associate Portfolio Manager Jennifer Blachford (Senior Vice President of the Manager). Mr. Turek has managed the Fund since 2003. Messrs. Bruso and Moreno joined as Associate Portfolio Managers in January 2020 and became co-Portfolio Managers in December 2021. Ms. Blachford has managed the Fund since December 2021.

(b)  The “Management of the Fund - Portfolio Managers” section of the Prospectuses for the Fund is deleted and replaced with the following:

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of Fund shares.

Kenneth J. Turek is a Managing Director of the Manager. Mr. Turek has been the Portfolio Manager of the Fund since 2003.

Chad Bruso is a Senior Vice President of the Manager. He joined the firm in 2006. He has been co-Portfolio Manager of the Fund since December 2021 and before that was an Associate Portfolio Manager of the Fund since January 2020.

Trevor Moreno is a Senior Vice President of the Manager. He joined the firm in 2014. He has been co-Portfolio Manager of the Fund since December 2021 and before that was an Associate Portfolio Manager of the Fund since January 2020. Prior to joining the firm, he was an assistant portfolio manager and equity analyst at an investment company.

Jennifer Blachford is a Senior Vice President of the Manager. She joined the firm in 2019. She has been an Associate Portfolio Manager of the Fund since December 2021. Prior to joining the firm, she was a portfolio manager at an investment company.

The date of this supplement is December 20, 2021.

Please retain this supplement for future reference.

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